EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Workstream Inc. (the “Company”) on Form 10-K/A for the fiscal year ended May 31, 2006, as filed with the Securities Exchange Commission on the date hereof (the “Report”), I, Michael Mullarkey, the Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

I.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

II.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael Mullarkey
Michael Mullarkey
Chief Executive Officer

Date: September 28, 2006